UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2017

BLACK RIDGE OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53952	27-2345075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 North 5th Street, Suite 410

Minneapolis, MN 55403

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:   (952) 426-1241

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

On May 23, 2017, Black Ridge Oil & Gas, Inc. (the “Company”) entered into a standby purchase agreement (the “Standby Purchase Agreement”) with a consortium of investors (the “Backstop Purchasers”). The Backstop Purchasers agreed to purchase from the Company an aggregate number of shares of common stock equal to $2.9 million, at the subscription price, subject to the terms and conditions of the Standby Purchase Agreement (the “Backstop Offering”).

The Backstop Purchasers will purchase up to $2.9 million of shares, and such proceeds shall be available to the Company, based on the number of shares remaining unpurchased after the exercise of the non-transferable subscription rights (each a “Right” and collectively the “Rights”) issued to holders of the Company’s common stock (the “Rights Offering”).

In the Rights Offering, the Company intends to distribute to its shareholders Rights entitling the holders thereof to purchase up to an aggregate of 431,819,910 shares of the Company’s common stock. The Company will not know the aggregate amount of common stock to be sold to the Backstop Purchasers until the completion of the Rights Offering. Further information about the Rights Offering is provided in Item 8.01 of this report.

In connection with the Standby Purchase Agreement, the Company agreed to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), to register the resale of the shares acquired by the Backstop Purchasers subject to the terms and conditions set forth in the registration rights agreement between the Company and the Backstop Purchasers. The Company will pay all expenses associated with each registration, including filing and printing fees, fees of the Company’s counsel and accounting fees and expenses, costs associated with clearing the securities for sale under applicable state securities laws, listing fees, and the reasonable fees and expenses of one counsel to the Backstop Purchasers in connection with the registration.

The obligations of the Backstop Purchasers to consummate the transactions under the Standby Purchase Agreement are subject to the satisfaction or waiver of specified conditions, including, but not limited to, compliance with covenants and the accuracy of representations and warranties provided by the Backstop Purchasers pursuant to the Standby Purchase Agreement, and consummation of the Rights Offering.

The Backstop Purchasers’ obligation to participate in the Backstop Offering pursuant to the Standby Purchase Agreement do not expire as long as the Rights Offering is open.

The obligations of the Company and the Backstop Purchasers to consummate the transactions contemplated under the Standby Purchase Agreement in connection with the Backstop Offering are subject to the fulfillment or waiver, prior to or on the Closing Date, of the following conditions:

•	the Rights Offering shall have been consummated;

•	no judgment, injunction, decree, regulatory proceeding or other legal restraint shall prohibit, or have the effect of rendering unachievable, the consummation of the Backstop Offering or the material transactions contemplated by the Standby Purchase Agreement; and

•	all approvals and consents that are required in connection with the consummation of the Rights Offering and the Backstop Offering shall have been duly obtained and shall be effective.

The obligations of the Backstop Purchasers to consummate the Backstop Offering are subject to the fulfillment or waiver of the following conditions:

•	the representations and warranties of the Company in the Standby Purchase Agreement are true and correct in all material respects; and

•	there shall have been no Material Adverse Change (as defined below).

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The Standby Purchase Agreement may be terminated at any point prior to the closing date under the following circumstances:

•	by the Company, if it determines in its sole discretion that it is not in the best interests of the Company and its stockholders to proceed with the Rights Offering;

•	by the Backstop Purchasers, in his or her sole discretion, if (i) there is any event, state of facts, circumstance, development, change, effect or occurrence that is materially adverse to the Company’s ability to consummate the transactions contemplated by Standby Purchase Agreement (a “Material Adverse Change”) or (ii) trading in the Company’s common stock shall have been suspended by the Securities and Exchange Commission (“SEC”) or the OTCQB or trading in securities generally on the OTCQB shall have been suspended (each a “Market Adverse Change”) and such Material Adverse Change or Market Adverse Change has not been cured within the applicable period for curing such Material Adverse Change or Market Adverse Change;

•	by either the Company or the Backstop Purchasers if:

o	there is a material breach of the Standby Purchase Agreement that is not cured within the periods provided in the Standby Purchase Agreement;

o	consummation of the Backstop Offering is prohibited by law, rule or regulation.

The Standby Purchase Agreement requires, to the fullest extent permitted by law, each party to indemnify and hold harmless the other party, its affiliates, and their respective directors, officers and authorized agents from and against any and all losses, claims, damages, expenses and liabilities relating to or arising out of any breach of any representation, warranty, covenant or undertaking made by or on behalf of such party in the Standby Purchase Agreement.

The shares of common stock to be sold and issued pursuant to the Standby Purchase Agreement will be offered and sold in reliance upon an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof and Regulation D promulgated thereunder. The Standby Purchase Agreement contemplated privately negotiated transactions that did not involve a general solicitation, and each of the Backstop Purchasers is an “accredited investor” as defined in Regulation D.

The foregoing description of the Standby Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, the form of which is filed herewith as Exhibit 10.1. This summary is intended to provide shareholders and investors with information regarding the terms of the Standby Purchase Agreement. The representations and warranties contained in the Standby Purchase Agreement are generally made to, and solely for the benefit of, the parties to the Standby Purchase Agreement. Certain representations and warranties in the Standby Purchase Agreement are made for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, shareholders and investors should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Standby Purchase Agreement. The representations and warranties contained in the Standby Purchase Agreement should only be read in conjunction with the other information that the Company makes publicly available in reports, statements, and other documents filed with the SEC.

Item 7.01. Regulation FD Disclosure

On May 30, 2017, the Company posted on its website an updated investor presentation regarding the Rights Offering. The PowerPoint slide presentation regarding the Rights Offering is furnished as Exhibit 99.1.

Item 8.01. Other Events.

On May 23, 2017, the Company filed a Registration Statement on Form S-1 with the SEC to register the 431,819,910 shares of common stock to be offered in its proposed Rights Offering (the “Registration Statement”).

In the Rights Offering, the Company expects to distribute to its shareholders, on a pro rata basis, the Rights, each to purchase up to nine shares of common stock at a subscription price of $0.012 per share. Shareholders will receive one Right for each share of common stock owned on the record date.

If all of the shares are sold in the Rights Offering and/or to the Backstop Purchasers, the Company expects to realize total gross proceeds of approximately $5.182 million.

The Company intends to use the net proceeds of the Rights Offering for the sponsorship of a special purpose acquisition company (SPAC) focused on effecting a merger or similar business combination with a target business in the energy industry. Sponsorship of a SPAC typically involves an initial contribution of between 3% and 5% of the total proceeds to be raised in the initial public offering of the SPAC. The proceeds from the rights offering are expected to provide sufficient capital to sponsor a SPAC initial public offering of between $75 million and $125 million. In exchange for this initial contribution, sponsors of a SPAC typically receive securities representing approximately 20% of the SPAC’s outstanding shares following the SPAC’s initial public offering.

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Any proceeds from the Rights Offering that remain following the SPAC sponsorship will be used for general corporate purposes which may include other investments and acquisitions.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities. The completion of the Rights Offering remains subject to the satisfaction of certain conditions, and the Company reserves the right to terminate the Rights Offering at any time prior to the expiration date of the Rights Offering, including prior to the rights distribution or the commencement of the Rights Offering. The Registration Statement includes a preliminary prospectus relating to the Rights Offering from which certain information has been omitted as permitted by the SEC’s rules. After the Registration Statement has been declared effective by the SEC, a final prospectus will be filed with the SEC and be sent to shareholders as of the record date for the Rights Offering. The Company may also file other documents with the SEC regarding the Rights Offering and/or the Standby Offering. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED RIGHTS OFFERING. Investors and security holders will be able to obtain a free copy of the prospectus (if and when it becomes available) and other documents, once such documents are filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov.

This Current Report on Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not represent historical facts, but rather statements about management’s beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives. These statements are evidenced by terms such as “anticipate”, “estimate”, “should”, “expect”, “believe”, “intend”, and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. These risks and uncertainties include, but are not limited to, changes in general economic, market, or business conditions; changes in the financial condition and results of operations of the Company and its subsidiaries; changes in laws or regulations or policies of federal and state regulators and agencies; circumstances that might prevent or delay the consummation of the Rights Offering and/or the backstop offering; and other circumstances beyond the Company’s control. Consequently, all of the forward-looking statements made in this report are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated will be realized, or if substantially realized, will have the expected consequences on the Company’s business or operations. For a discussion of the risks and uncertainties to which the Company is subject, see the section of the periodic reports that the Company files with the SEC entitled “Risk Factors”.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

The exhibits furnished with this report are listed in the Exhibit Index which immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK RIDGE OIL & GAS, INC.

	By:	/s/ James Moe
James Moe
Chief Financial Officer

Date: May 30, 2017

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Standby Purchase Agreement (incorporated by reference to Exhibit 10.10 to the Company’s Registration Statement on Form S-1 filed on May 23, 2017)
99.1	Powerpoint Presentation dated May 30, 2017 (furnished herewith)

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